UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 30, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

In anticipation of the expiration of its current facility leases on March 31, 2012, Theravance, Inc. (the “Company”) and ARE-901/951 GATEWAY BOULEVARD, LLC (the “Landlord”) entered into amendments to such leases on June 30, 2010, which became retroactively effective as of June 1, 2010.  These amendments extend the lease term through May 31, 2020 and the Company may extend the term for two additional five-year periods.  The leases are for two buildings of approximately 110,000 and 60,000 square feet, and the current aggregate annual rent is approximately $5.3 million.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Dated: July 6, 2010	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Senior Vice President and General Counsel

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